Exhibit 10.2

FIRST AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of the 1st of October, 2007, by and between CABANA BEACH OF SAN MARCOS, L.P., a Delaware limited partnership, and CABANA SOUTH BEACH APARTMENTS LP, a Delaware limited partnership (collectively, “Seller”), and EXCELSIOR LASALLE PROPERTY FUND, INC., a Maryland corporation (“Purchaser”).

R E C I T A L S

WHEREAS, Seller and Purchaser entered into that certain Real Estate Purchase and Sale Agreement with an effective date of September 13, 2007 (the “Purchase Agreement”), whereby Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller that certain real property commonly known as Cabana Beach Apartments and located at 1250 Sadler Drive, San Marcos, Texas, and Cabana Beach Apartments and located at 1601 SW 51st Terrace. Gainesville, Florida, as more particularly described in the Purchase Agreement (the “Property”); and

WHEREAS, Seller and Purchaser desire to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements set forth herein, Seller and Purchaser agree as follows:

1.	The above recitals are incorporated herein by reference and made a part hereof.

2.	All initially capitalized terms that are not otherwise defined in this Amendment shall have the meaning ascribed to such term in the Purchase Agreement.

3.	The date “October 1, 2007” in Section 5.2 of the Purchase Agreement is hereby deleted and the date “October 9, 2007” is inserted in its place.

4.	The last sentence of Section 5.2 of the Purchase Agreement is hereby deleted in its entirety.

5.	Except as amended above, the Purchase Agreement remains unmodified and in full force and effect in accordance with its terms and provisions.

6.	This Amendment may be executed in multiple facsimile counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

[The balance of this page has intentionally been left blank. Signature pages follows.]

IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment on the date set forth above.

SELLER

CABANA BEACH OF SAN MARCOS, L.P., a Delaware limited partnership

By:	Cabana Beach of San Marcos GP, Inc., a Florida corporation, its general partner

	By:	/s/ Michael Ahwash
	Name:	Michael Ahwash
	Title:	President

CABANA SOUTH BEACH APARTMENTS LP, a Delaware limited partnership

By:	Cabana SB of Gainesville, Inc., a Florida corporation, its general partner

	By:	/s/ Michael Ahwash
	Name:	Michael Ahwash
	Title:	President

PURCHASER

EXCELSIOR LASALLE PROPERTY FUND, INC., a Maryland corporation

By:	LaSalle Investment Management, Inc., a Maryland corporation, its Advisor

	By:	/s/ Christine M. Akins
	Name:	Christine M. Akins
	Title:	Senior Vice President

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